Exhibit 99.1
WESCO Fourth Quarter and Full-Year 2009 Results Supplemental Financial Data

Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as "forward- looking statements" within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, debt level, changes in general economic conditions, fluctuations in interest rates, increases in raw materials and labor costs, levels of competition and other factors described in detail in Form 10-K for WESCO International, Inc. for the year ended December 31, 2008 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such.

Q4 Results Q4 2009 Guidance Provided at Q3 Earnings Call Performance Performance Q4 sales forecasted to be down 4-6% from Q3 2009 Sales down 1.7% Q4 gross margins forecasted to be stable with Q2 and Q3 2009 levels Q2: 19.3%Q3: 19.2% Q4: 19.2% SG&A cost reductions of over $140 million on track for full-year 2009 2008 SG&A $834 million 2009 SG&A $694 million $140 million reduction Effective tax rate will trend up to approximately 30% over next several quarters with Q4 tax rate to be approximately 24% 26.6% Q4 tax rate

Q4 and Full Year End Market Comments

Sequential and year-over-year quarter comparisons

End Market	Q4 2008 vs. Q4 2009	Q4 2009 vs. Q3 2009	Comments
WESCO Consolidated	(20.8%)	(1.7%)	• Six months of stable sales • Product margins stable both sequentially and year over year • Record full-year free cash flow of $279 million • Strengthened international operations with new subsidiaries in China, Australia, Africa
Industrial	(21.7%)	7.3%	• Industrial markets showing signs of improvement • Maintained 100% contract renewal rate for third year in a row • Global Accounts bid activity up 40% with record pipeline of opportunities • Integrated supply and OEM up 11% sequentially
Construction	(18.4%)	(5.1%)	• WESCO's construction business is mid-cycle oriented • Backlog down 10% vs year end 2008 • Opened 11 new data communications operations since mid 2008; over 15 new operations planned in 2010
Utility	(25%)	(12.8%)	• U.S. Power demand remains weak; distribution grid spending tight • Transmission spending the priority • Competitive environment driven by lower activity levels
Commercial, Institutional, Government (CIG)	(18.6%)	(1.0%)	• Government sales up 20% in 4th quarter, over 10% for the year • Stimulus opportunities in outdoor lighting, wastewater facilities, low voltage security and infrastructure projects • Stimulus-related orders totaled $40 million in 2009, over $120 million in the pipeline

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35% 18% 14% 13% 11% 9% Construction Non-Residential Data CommunicationsPre-Fabricated StructuresResidential CIG Government Education Healthcare Utility Investor OwnedPublic PowerUtility Contractors Industrial National AccountsOEMIntegrated SupplyGeneral Industry WESCO 2009 Market Mix and Product Portfolio 37% 17% 7% 39% Arrows depict expected end market momentum in 2010 2009 Markets 2009 Products Wire, Cable & Conduit General Supplies Data Communication Distribution Equipment Controls & Motors Lighting & Controls 113,000 active customers Majority of Fortune 500 companies are our customers 1,000,000 different products shipped annually, with 250,000 in stock 17,000 Suppliers

WESCO Growth Engines with End Market Trends Fortune 1000 focus Sell all WESCO products and services Capture new customers and expand with current customers Maintain 100% National Account renewal rate Global Accounts and Integrated Supply Electrical plus data communications Global Accounts model Construction project management LEAN applications to construction life cycle EPCs and Contractors Migrate from National to Global accounts Invest and take share in Canada Expand global footprint (China, Dubai, Australia) Broaden geographic reach in Mexico International Aligned WESCO government resources into one team Expanded government sales resources Dedicated stimulus team established Government Expand scope of supply and value proposition to Investor Owned Utilities Grow share in Public Power Grow high voltage business serving transmission, substation and alternative energy markets Utility Leverage WESCO National Accounts position and geographic footprint Data centers (data plus electrical products) Targeted marketing initiatives (secure networking, security, etc.) Data Communications Invest and take share in lighting Marketing and sales initiatives focused on lighting solutions Dedicated region resources coupled with a focused set of lighting branches Lighting Use LEAN Value Creation toolset as a differentiator Target major metropolitan markets with a density of healthcare institutions Expand agreements with Group Purchasing Organizations and Integrated Delivery Networks Healthcare and Education Arrows depict expected end market momentum in 2010

2008/2009 Year-End Key Financial Metrics 2008/2009 Year-End Key Financial Metrics 2008/2009 Year-End Key Financial Metrics 2008/2009 Year-End Key Financial Metrics 2008/2009 Year-End Key Financial Metrics 2008 2009 Liquidity $382 million $442 million Free Cash Flow $245 million $279 million Financial Leverage 3.1x 4.2x ($Millions) Outstanding at December 31, 2008 Outstanding at December 31, 2008 Outstanding at December 31, 2009 Outstanding at December 31, 2009 2009 DebtMaturity Schedule 2009 DebtMaturity Schedule AR Securitization (V) $295 $45 $45 2012 Inventory Revolver (V) $198 $196 $196 2013 Real Estate Mortgage (F) $42 $41 $41 2013 High Yield Bonds (F) $150 $150 $150 2017 Convertible Bonds (F)* $450 $438 $438 2010 / 2011 / 2029 Other(F) $6 $5 $5 N/A Total Debt $1,141 $875 $875 Capital Structure V = Variable Rate Debt F = Fixed Rate Debt * = Adjusted for 2029 convertible bonds issued 8/27/29 (1) See page 8 for reconciliation of non-GAAP financial measures (1)

Convertible Debt GAAP vs. Non-GAAP Debt Reconciliation Non-Cash Interest Expense Schedule ($millions) ($millions) ($millions) ($millions) ($millions) ($millions) ($millions) ($millions) 2025 Bond 2029 Bond Total 2010 $2.1 $2.1 $4.2 2011 $0.0 (1) $2.4 $2.4 (1) Assumes the 2025 bond is put to Company in October 2010 Convertible Debentures Convertible Debentures Convertible Debentures Convertible Debentures Convertible Debentures Convertible Debentures Convertible Debentures Convertible Debentures Maturity Par Value of Debt Debt Discount Debt per Balance Sheet 2025 $ 92,327 $ (2,134) $ 90,193 2026 $ 234 $ 17 $ 217 2029 $ 345,000 $ (180,539) $ 164,461 Total $ 437,561 $ (182,690) $ 254,871

Q1 and 2010 Outlook

- **Q1**
  - Q1 sales expected to be 1% to 3% lower than Q4 2009 sales versus normal sales seasonality down 2% to 5%
  - Gross margins forecasted to be in the mid-19% range
  - SG&A expenses expected to be $5 to $9 million higher than Q4 2009
  - Operating margins are expected to be at or below 3.4%
  - Interest expense and effective tax rates expected to be consistent with full-year 2010 guidance
- **2010**
  - Economic recovery expected to be slow with gradual recovery in industrial, international, and government markets, offset by contraction in non-residential construction and utility. Sales to Utility end market forecasted to be down mid-single digits.
  - Consolidated end market demand forecasted to be down 3% to 5%; Company's growth initiatives are expected to somewhat offset soft end market demand.
  - Pricing and foreign exchange expected to have positive impact but too volatile to predict
  - Gross Margin forecasted to increase moderately from Q4 2009 levels
  - Due to restoration of 2009 Corporate discretionary cost reductions, quarterly SG&A expense run rate expected to be $6 to $8 million higher than Q4 2009. Additionally, SG&A expenses expected to increase modestly to support various growth initiatives.
  - Cash interest expense rates to be stable to slightly higher. Convertible bond non-cash interest expense should be approximately $4.2 million.
  - Effective tax rate anticipated to be 28 to 30% for 2010 and beyond for several years
  - Capital expenditures expected to be in the range of $20 million
  - Free Cash Flow forecasted to be 85 to 90% of net income

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